UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 18, 2026
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 18, 2026, Alico, Inc., (the “Company”), entered into an Agricultural Lease Agreement with United States Sugar Corporation (“U.S. Sugar”), for approximately 3,280 acres of real property located in Hendry County, Florida. Among other things, the agreement provides for U.S. Sugar to lease the property for agricultural and land preparation activities.

The initial term of the lease commences on July 1, 2026 and expires on June 30, 2027, subject to U.S. Sugar’s right to extend the lease for an additional ten-year term in accordance with the terms of the agreement. The agreement also grants U.S. Sugar an option to purchase the leased premises during the option period, subject to certain terms and conditions. If the option is exercised on or before June 30, 2029, the purchase price for the property is $29,520,000, based on approximately 3,280 acres at $9,000 per acre, subject to an annual increase and certain per acre adjustments. If the lease is extended for the renewal term, the option period will be extended through June 30, 2031.

The agreement contains customary provisions regarding permitted use, compliance with legal requirements, environmental matters, assignment and subleasing, defaults and remedies, indemnification, and governing law. The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer